Delivering The Future
One Good Thing After Another

Analyst Conference

November 11-12, 2004

Important Note to Investors

             Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” as defined in the Private
Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, beliefs, expectations, intentions, strategies and projections reflected in or suggested by the forward-looking statements.
Information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in our filings with the Securities and Exchange Commission, including our Form 10-Q for the quarter ended September 30, 2004, filed with the commission on October 27,
2004 and our Form 8-K filed with the commission on October 27, 2004. Caution should be taken for you not to place undue reliance on our forward-looking statements, which represent our views only as of the date of this presentation, and which we have no current intention to update.

NATURAL GAS STORAGE
TOTAL U.S.
138 Bcf
OVER
last year at
10/28/2003
3253 Bcf
(99%) full at
10/29/2004
Bcf
2003
2002
2001
2000
2004

Storage

3

Present Storage 3,293 Bcf

December '04 thru December '06
10
9.5
9
8.5
8
7.5
7
6.5
6
5.5
5
Dec-04
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Contract Month
as of 10/31/2004
as of 11/9/04

Forward Market – Natural Gas

All Roads Lead to Volatility

New entrants with financial focus

Balancing act with respect to domestic supply

LNG supply

Sensitivity to weather

Regional dislocations (basis)

Cash market vs. forward market

    (history means nothing)

LNG Imports Q2 & Q3 2004

1,568,504

1,360,552

1,578,861

1,759,391

1,332,631

1,573,384

1,333,461

1,091,019

Total

697,328

398,656

699,431

984,262

539,742

807,483

498,850

314,258

Lake
Charles

269,596

338,029

268,952

204,006

248,950

264,596

265,808

215,883

Elba

601,583

623,867

610,478

571,123

543,939

501,305

568,803

560,879

Cove
Point

3rd Qtr
2004

Sep 04

Aug 04

Jul 04

2nd Qtr
2004

Jun 04

May 04

Apr 04

Ever-Improving
Business Practices

Values

Culture

Focused Business Goals

2004 Goals

Sustain superior financial performance

Reconfigure the way we deliver our products

Change our business culture by driving
technology through everything we do

Market our products and services as never
before

Preeminent East Coast
Distributor

Atlanta Gas Light

Virginia Natural Gas

Chattanooga Gas

City Gas

Sequent

Transco Pipeline

Sonat Pipeline

Saltville, VA

Storage

Early Grove, VA

Storage

Elkton Gas

Virginia Gas

Columbia Pipeline

East Tennessee Pipeline

Jefferson

Island

Elizabethtown Gas

$70

$39

$113

$168

$203

$168

Post NUI
Closing: Largest
Customer Count
– 2.2 Million

After Equity
Issuance -
Largest Market
Cap Pure LDC -
$2.3 billion

Migration up to
Northeast
improves margin
capture

EBIT/Customer

$95

Our Value Proposition:
How Are We Doing?

Target        Actuals

Based on mid-range of 2004 full-year guidance
and average share price to date of $29.50.

4 – 5%                                  4%

2 - 3%                                   8%

Dividend

Base Business Growth

Development

2 - 3%                                   1%

2005 Goals

Integrate our acquisitions and meet the
performance expectations of our value-oriented
investors

Establish a national reputation for excellent
customer service by investing in systems,
processes and people

Accelerate the pace of technology adoption to
achieve our “one company” vision

Elevate our regulatory profile with leading levels
of transparency, collaboration, and incentive
ratemaking

2004 Accomplishments

Continued improvement in all financial metrics

Dividend increase and evolving dividend
philosophy

Notable economics on acquisitions

Continued refinement in business systems,
transparency and disclosures

$1.36
$1.54
$1.84
$1.97
2000A
2001A
2002A
2003A
2004P

2001
2002
2003
2004P
2005P
FFO Interest Coverage Ratio

75%
70%
65%
60%
55%
50%
45%
40%
$1.25
$1.20
$1.15
$1.10
$1.05
$1.00
65%
59%
57%
54%
52%
$1.08
$1.08
$1.12
$1.16
$1.16
2001A
2002A
2003A
2004P
2005P
Dividend Payout Ratio
Dividend

Financial Metric Improvements

Dividend Payout Ratio

EPS Growth*

Cost of Debt & Interest Coverage

$2.10

$2.17

*Basic earnings per share excluding an 8-cent gain on the sale of the Caroline Street campus, net of the donation of the
proceeds to a charitable organization in 2003; a 13-cent gain on the sale of Utilipro in 2001; and a 4-cent gain on certain items in
2000. Our  basic earnings per share was $2.03 in 2003, $1.67 in
2001 and $1.40 in 2000.

Jefferson Island
Saltville Storage
Atlanta Gas Light Co
Chattanooga Gas Co
City Gas Co
Elizabethtown Gas
Elkton Gas
Virginia Gas
Virginia Natural Gas
Select US Pipelines
Columbia Gulf
Cove Point Pipeline
Columbia Gas Co
Dominion Resources
Patriot Pipeline
Southern Natural Gas Co
Tennessee Gas Pipeline Co
Texas Eastern Transmission Corp
Transcontinental Gas Pipeline Corp
VNG Joint Use Pipeline
Gulf of Mexico
Atlantic Ocean

1000
950
900
850
800
920
950
953
2002
2003
2004

Managing The Base Business
For Optimal Returns

$984

$1,000

$1,169

$850

$900

$950

$1,000

$1,050

$1,100

$1,150

$1,200

2002

2003

2004 - Projected

14

Customers Per Employee

Average Net Cost/

New Meter

Regulatory Philosophy

Reliance on incentive mechanisms

Capacity planning and investment must coexist

Asset management improves our utility performance

Settlements work best to manage complexity

We compromise, but we have courage, too

Salient Provisions of NUI
Settlement in New Jersey

5-year base rate freeze

Keep any synergies in first three years

PBR in remaining two years; earnings sharing above
11 percent (75% to customers; 25% to company)

Three-year asset management agreement

Performance standards/reporting

Customer refunds accelerated

Absolution related to focused audit issues

October 15, 2004
January 10-12, 2005
February 25, 2005
March 14-17, 2005
March 31, 2005
April 11-12, 2005
April 19, 2005
April 28, 2005
May 1, 2005

Regulatory Timeline

Company Files

Rebuttal Case

Briefs and

Proposed

Orders

Commission

Hears

Company’s

Rebuttal

Commission Hears

Company’s Direct
Case

Staff and
Intervenors’

File Direct Cases

Commission
Hears Staff and
Intervenors’
Direct Case

Company Files

Direct Case

Final

Order

to be

Issued

New Rates
go into

Effect

November 2, 2004 – Final decision in Capacity Plan

December 21, 2004 – Decision in Georgia Power

                                    Rate Case

Labor Relations Calendar 2004-2006

2005                    2006                     2007

03/31

Florida

Teamsters

Local 385/769

05/14

Virginia

IBEW

Local 50

11/21

New Jersey

UWUA

Local 424

03/23

Georgia

Teamsters

Local 528

04/30

New Jersey

CWA

Local 1023

04/22

Tennessee

UWUA

Local 461

08/31

Georgia

IUOE

Local 474